                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


     Ryerson Tull, Inc., a Delaware corporation ("the Company"), and Inland Steel Industries, Inc., a Delaware corporation ("ISI"), in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

     Section 1.  Registration Rights.
     ---------   -------------------

     (a) ISI shall have the right to make two requests (each of which must be in writing) in any twelve month period to register, under the Securities Act of 1933, as amended prior hereto or subsequently (the "Securities Act"), the shares of the Class A Common Stock of the Company received by ISI upon any conversion of Class B Common Stock of the Company and any such shares distributed thereon (the "Subject Stock"), and the Company shall use its best efforts to cause such shares to be registered under the Securities Act as soon as reasonably practicable upon receiving such a request, subject to the terms of this Agreement. Notwithstanding the foregoing, the Company shall not be required to comply with any such request unless such request (as contrasted with the number of shares of Subject Stock actually sold in the offering) requests registration of the lesser (the "Minimum Registrable Amount") of (i) 1,000,000 shares of Subject Stock (which number shall be adjusted proportionately in the event of any reverse stock split, stock split or other distribution by the Company of its Class A Common Stock to all holders of Class A Common Stock), (ii) Subject Stock having a market value of at least $25 million (based on the average closing price of the Company's Class A Common Stock during the 20 trading days preceding the date of the request) or (iii) any shares of Subject Stock representing ISI's remaining ownership of such stock, if less than (i) or (ii). A pledgee of Subject Stock may, with the consent of ISI, request registration of Subject Stock under this
Section 1(a); provided, however, that such registration (i) shall count as a request for registration by ISI for purposes of the first sentence of this
Section 1(a) and (ii) be subject in all respects to the provisions of this Agreement except for those set forth in the prior sentence providing for a Minimum Registrable Amount. Upon receiving such a request, the Company shall prepare and file, on Form S-3 if permitted or otherwise on such appropriate form, a registration statement under the Securities Act to effect such registration.

     Notwithstanding the foregoing, the Company (i) shall not be obligated to file more than one registration statement during any four-month period, (ii) shall not be obligated to cause any special audit to be undertaken in connection with any such registration and (iii) shall be entitled to postpone the filing or the effectiveness of any registration statement otherwise required to be prepared and filed by the Company, or to suspend its other obligations under this Agreement, including its obligations to maintain the effectiveness of such registration statement, if (A) the Company is, at such time, conducting or determines to conduct an underwritten public offering of Class A Common Stock (or securities convertible into Class A Common Stock) and is advised in writing by its managing underwriter or underwriters that the price, timing or distribution of Class A Common Stock to be offered in such offering would in its or their reasonable opinion be materially adversely affected by the registration so requested or commenced, (B) the Company reasonably determines that the registration and distribution of shares of Class A Common Stock would materially interfere with any pending or imminent financing, acquisition, corporate reorganization or other material transaction involving the Company or any of its subsidiaries or (C) the Company reasonably determines that it is precluded, either due to circumstances beyond its control or because it is unable or unwilling for valid corporate purposes to make any disclosures which would be required to be made therein, from filing any such registration statement or any amendment thereto or supplementing any prospectus included therein. In the event that the filing of such registration statement is postponed, ISI shall have the right to withdraw the request for registration by giving written notice to the Company within 15 days after receipt of the notice of postponement (and, in the event of such withdrawal, such request shall be ignored for purposes of determining the number of registrations to which ISI is entitled pursuant to this paragraph (a)). The Company agrees that it will terminate any such postponement as promptly as reasonably practicable and will promptly notify ISI of such termination. In making any such determination to initiate or terminate a postponement, the Company shall not be required to consult with or obtain the consent of ISI, and any such determination shall be the Company's responsibility alone, and ISI shall not be responsible or have any liability therefor.

     (b) If the Company proposes to register any of its Class A Common Stock under the Securities Act (other than pursuant to paragraph (a) hereof, and other than (i) securities to be issued pursuant to a stock option or other employee or director benefit or similar plan or (ii) securities proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another corporation), the Company shall, as promptly as practicable, give written notice of the Company's intention to effect such registration. If, within 15 days after receipt of such notice, ISI submits a written request to the Company specifying the amount of Subject Stock that it proposes to sell, the Company shall use its best efforts to include the shares specified in ISI's request in such registration statement and the Company shall keep each such registration statement in effect and maintain compliance with federal and state law and regulation as set forth in clause (c) below. Notwithstanding the foregoing, if the offering of the Company's Class A Common Stock pursuant to such registration statement is to be made by or through underwriters, the Company shall not be required to include the Subject Stock therein if, but only to the extent that, the underwriter managing the offering advises the Company in writing that it reasonably believes that such inclusion would create a substantial possibility of adversely affecting the price, timing or distribution of the Class A Common Stock to be offered by the Company.

     (c) In connection with any offering of shares of the Subject Stock registered pursuant to this Agreement, the Company shall (i) furnish ISI such number of copies of any prospectus (including any preliminary prospectus) as it may reasonably request in order to effect the offering and sale of the Subject

Stock to be offered and sold, but only while the Company shall be required under the provisions hereof to cause the registration statement to remain effective;
(ii) take such reasonable action as shall be necessary to qualify the Subject Stock covered by such registration statement under such blue sky or other state securities laws for offer and sale as ISI shall reasonably request; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it shall not then be qualified or to file any general consent to service of process in any jurisdiction in which such a consent has not been previously filed; (iii) at least 5 days before filing any registration statement or any amendment or supplement thereto, furnish to ISI and its counsel copies of such documents, which documents will be subject to the reasonable review of ISI and such counsel, such review to be conducted with reasonable promptness; and (iv) make available, upon reasonable notice and during business hours, to ISI and any attorney, accountant or other agent retained by ISI (collectively, the "Inspectors"), for inspection by such Inspectors, all financial and other records, pertinent corporate documents, agreements and properties of the Company as shall be reasonably requested by ISI or such Inspectors. In connection with any offering of the Subject Stock registered pursuant to this Agreement, the Company shall (x) furnish to the underwriter unlegended certificates representing ownership of the Class A Common Stock being sold in such denominations as requested and (y) instruct any transfer agent and registrar of the Class A Common Stock to release any stop transfer orders with respect to such Class A Common Stock. Upon any registration statement becoming effective pursuant to this Agreement under Rule 415 of the Securities Act, the Company shall use its best efforts, subject to the terms of this Agreement, to keep such registration statement effective for a period not to exceed 180 days (or such shorter period that will terminate when all Subject Stock covered by such registration statement has been sold or such registration statement has been withdrawn).

     (d) ISI shall pay all out-of-pocket expenses incurred by ISI in connection with any registration statement subject to Section 1(a) of this Agreement, including, without limitation, all underwriting discounts and commissions related to shares of the Subject Stock being sold by ISI and the fees and disbursements of its counsel and accountants, the filing fees paid to the Securities and Exchange Commission (the "Commission") and state securities authorities with respect to the Subject Stock, attorney's fees in connection with the filings made with the state securities authorities, the printing fees in connection with such offering and filing fees and related attorney's fees regarding the review conducted of the underwriting arrangements by the National Association of Securities Dealers. The Company shall pay all other expenses in connection with any registration statement subject to Section 1(a) of this Agreement. In the case of the registration of Class A Common Stock under Section 1(b) of this Agreement, each of the Company and ISI shall be exclusively responsible for the fees and expenses of its own respective counsel and accountants. All other expenses of an offering under Section 1(b) shall be allocated between the Company and ISI on a proportional basis according to the number of shares included by each in the offering.

     (e) In the case of any offering registered pursuant to this Agreement, the Company agrees to indemnify and hold ISI and each person who controls ISI within the meaning of Section 15 of the Securities Act and the directors and officers of ISI harmless against any and all losses, claims, damages or liabilities (including reasonable legal fees and other reasonable expenses incurred in the investigation and defense thereof) to which they or any of them may become subject under the Securities Act or any other statute or common law or otherwise, insofar as any such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement relating to the sale of such Subject Stock, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in the prospectus (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the indemnification agreement contained in this paragraph (e) shall not apply to such losses, claims, damages, liabilities or actions which shall arise out of or shall be based upon any such untrue statement or alleged untrue statement, or any such omission or alleged omission, which (x) shall have been made in reliance upon and in conformity with information furnished in writing to the Company by ISI or any underwriter for ISI, as the case may be, specifically for use in connection with the preparation of the registration statement or prospectus contained in the registration statement or any such amendment thereof or supplement thereto or (y) contained in any preliminary prospectus (or any prospectus), which untrue statement or omission or alleged untrue statement or omission was corrected in the prospectus (or in a supplement thereto) if ISI or an underwriter sold the Subject Stock to the person alleging such loss, liability, claim, damage or expense without sending or giving, at or prior to the final written confirmation of such sale, a copy of the prospectus (or of the prospectus as amended or supplemented) if the Company had previously complied with the request of ISI or such underwriter for copies thereof.

     (f) In the case of each offering registered pursuant to this Agreement, ISI shall agree, in the same manner and to the same extent as set forth in paragraph (e) of this Agreement, severally to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act, and the directors and officers of the Company, with respect to any statement in or omission from such registration statement or prospectus contained in such registration statement (as amended or as supplemented, if amended or supplemented as aforesaid), if such statement or omission shall have been made in reliance upon and in conformity with information furnished in writing to the Company by ISI or such underwriter, as the case may be, specifically for use in connection with the preparation of such registration statement or prospectus contained in such registration statement or any such amendment thereof or supplement thereto.

     (g) Each party indemnified under paragraph (e) or (f) of this Agreement shall, promptly after receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the commencement thereof. The omission of any indemnified party to so notify an indemnifying party of any such action shall not relieve the indemnifying party from any liability in respect of such action which it may have to such indemnified party on account of the indemnity agreement contained in paragraph (e) or (f) of this Agreement, unless (and only to the extent) the indemnifying party was prejudiced by such omission, and in no event shall relieve the indemnifying party from any other liability which it may have to such indemnified party. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may desire, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel selected by it serving as counsel for all indemnified parties, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under paragraph (e) or (f) of this Agreement for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation (unless such indemnified party reasonably objects to such assumption on the grounds that counsel selected by the indemnifying party faces a conflict of interest in also representing the indemnified party, in which event the indemnified party shall be reimbursed by the indemnifying party for the reasonable expenses incurred in connection with retaining separate legal counsel).

     (h) To the extent a party is prohibited by law from performing the indemnity provided by this Agreement, it shall, in lieu thereof, contribute to such losses, claims, damages or liabilities to the maximum extent permitted by law and the above provisions to the extent applicable to such contribution shall be followed.

     Section 2.  Limitations on Registration Rights.
     ---------   ----------------------------------

     (a) TERMINATION OF REGISTRATION RIGHTS. The right of ISI to request the registration of the Subject Stock under this Agreement shall continue until counsel to the Company, which shall be reasonably acceptable to ISI, delivers an opinion to the Company that public distribution of all remaining shares of the Subject Stock in one transaction shall not require registration under the Securities Act.

     (b) RULE 144. With a view to making available to ISI the benefits of certain rules and regulations of the Commission which may permit the sale of Class A Common Stock to the public without registration, the Company agrees, after such time as a public market exists for the Class A Common Stock, to :

           (i) make and keep public information available as those terms are understood and defined in Rule 144;

          (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

         (iii) furnish to ISI forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company filed with the Commission, if any, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as ISI may reasonably request in availing itself of any rule or regulation of the Commission allowing it to sell securities without registration under the Securities Act.

     (c)  RULE 415. ISI may require that the registration statement filed under
Section 1(a) be filed pursuant to Rule 415 under the Securities Act, provided, however, the Company shall not be required to file a registration statement pursuant to Rule 415 if the Company is not eligible to file the registration statement on Form S-3 or any form adopted in place thereof.

     (d) RESTRICTIONS ON PUBLIC SALE. ISI agrees not to effect any public sale or distribution of any Subject Stock, or any securities convertible into or exchangeable or exercisable for such securities (including a sale pursuant to Rule 144 under the Act), during the 14 days prior to, and during the 90-day period beginning on, the effective date of a registration statement filed by the Company during the period that ISI may request registration of Subject Stock pursuant to Section 1(a) of this Agreement (except as part of such registration), if and to the extent requested in writing (with reasonable prior notice) by the Company in the case of a non-underwritten public offering or by

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the Company or the managing underwriter or underwriters in the case of an underwritten public offering.

     (e) CESSATION OF SALES FOR MAJOR TRANSACTIONS AND MATERIAL INFORMATION. ISI agrees that, upon receipt of notice from the Company of any determination specified in clause (iii)(A), (b) or (C) of the second paragraph of Section 1(a), ISI will immediately discontinue dispositions pursuant to any registration statement filed pursuant to this Agreement. In the event the Company shall give any such notice, the 180-day period mentioned in Section 1(c) shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this clause of Section 2 to and including the date when ISI receives notice from the Company that ISI may resume dispositions of Subject Stock pursuant to such registration statement.

     (f) ISI'S DUTY TO REPORT. In respect of a registration pursuant to this Agreement, ISI shall advise the Company immediately if ISI knows or becomes aware of any matter which ISI believes may result in the inclusion in a prospectus contained in such registration statement of an untrue statement of a material fact or the omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall promptly notify the Company and assist the Company in preparation and filing with the Commission of any such amendments or supplements to said registration statement that may be necessary or appropriate to permit the prospectus included therein to be used under the Securities Act during the period during which the prospectus must be delivered in connection with the offering and sale of Subject Stock.

     (g) ISI'S DUTY TO COOPERATE. The Company may require ISI to furnish to the Company such information regarding the distribution of Subject Stock and such other information relating to ISI and its ownership of Subject Stock as the Company may from time to time reasonably request and ISI agrees to furnish the Company with such information and to cooperate with the Company as necessary to enable the Company to comply with the provisions of this Agreement.

     (h) CESSATION OF SALES WHEN PROSPECTUS IS MISLEADING. Upon receipt of any notice from the Company of the happening of any event as a result of which the prospectus included in such registration statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, ISI will immediately discontinue disposition of the Subject Stock until ISI receives copies of the supplemented or amended prospectus contemplated by subsection (c) of Section 1 or until it is advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus. If so directed by the Company, ISI will, or will request the managing underwriter or agent, if any, to, deliver to the Company all copies (other than permanent file copies then in ISI's possession) of the prospectus covering such Subject Stock current at the time of receipt of such notice. In the event the Company shall give any such notice, the 180-day time period mentioned in subsection (c) of Section 1 shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when ISI shall have received the copies of the supplemented or amended prospectus contemplated by subsection (c) of Section 1 hereof or the Advice.

     (i) UNDERWRITING ARRANGEMENTS. ISI may not participate in any underwritten registration under Section 1(b) or demand an underwritten registration under
Section 1(a) unless ISI agrees to execute an underwriting agreement with such underwriter provided, however, that such underwriting agreement must be reasonably satisfactory to ISI and must be in customary form. In the case of an underwritten offering registered pursuant to the terms of this Agreement, the Company agrees, at the request of ISI, to execute an underwriting agreement with such underwriters, provided, however, that such underwriting agreement must be reasonably satisfactory to the Company and must be in customary form.


     Section 3.  Specific Performance.
     ---------   --------------------

     Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy of the specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

     Section 4.  Notices.
     ---------   -------

     All notices or other communications under this Agreement shall be in writing and shall be deemed to be duly given when (a) delivered in person, (b) deposited in the United States mail or private express mail, postage prepaid, or
(c) sent by facsimile (with a machine confirmation of receipt) addressed as follows:

     If to ISI, to:           Inland Steel Industries, Inc.
                              30 West Monroe Street
                              Chicago, Illinois  60603
                              Facsimile:      312-899-3921
                              Attention:      Vice President and
                                                General Counsel

     If to the Company, to:   Ryerson Tull, Inc.
                              2621 West 15th Place
                              Chicago, Illinois  60608
                              Facsimile:      312-899-3214
                              Attention:      Corporate Secretary

Any party may, by notice to the other party, change the address to which such notices are to be given.


     Section 5.  Severability.
     ---------   ------------

     Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such prohibition or invalidity shall only apply to such provision, without invalidating the remainder of this Agreement.

     Section 6.  Assignment.
     ---------   ----------

     This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that in the case of multiple assignees, in order for any assignee to exercise any rights under this Agreement, all assignees must agree among themselves, in a manner reasonably acceptable to the Company, to exercise their rights under this Agreement in a manner that will not increase the Company's burdens under this Agreement.


     Section 7.  Governing Law.
     ---------   -------------

     This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to its conflicts of law doctrine.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of June __, 1996.



                              Ryerson Tull, Inc.



                              By:
                                 __________________________

                                 Title:
                                       ____________________


                              Inland Steel Industries, Inc.


                              By:
                                 __________________________

                                 Title:
                                       ____________________